October 1, 2015

DREYFUS MANAGER FUNDS I

-          Dreyfus Research Long/Short Equity Fund

Supplement to Summary and Statutory Prospectuses,

 dated February 27, 2015

The following information supersedes and replaces any contrary information contained in the second paragraph under “Principal Investment Strategy” in the summary prospectus and “Fund Summary – Principal Investment Strategy” in the statutory prospectus:

The fund invests its assets principally among the following global equity sectors: (1) Technology/Media/Telecommunication Services, (2) Consumer, (3) Industrials, (4) Health Care, and (5) Natural Resources.

The following information supersedes and replaces the information contained in the second paragraph under “Fund Details - Goal and Approach” in the statutory prospectus:

The fund’s primary portfolio managers seek to produce value added excess returns (“alpha”) by allocating fund assets among various global equity sectors, each managed by a separate portfolio management team of global research analysts using a long/short strategy.  The fund invests its assets principally among the following global equity sectors: (1) Technology/Media/Telecommunication Services, (2) Consumer, (3) Industrials, (4) Health Care, and (5) Natural Resources.  The fund may add, remove or change sector strategies at any time.  The fund’s primary portfolio managers allocate fund assets to each sector strategy based on the ratio of stock-specific risk to total portfolio risk, without reference to any benchmark.  Generally, the percentage of fund assets allocated to each sector strategy will range from 15% to 25%.  The fund’s primary portfolio managers normally consider rebalancing the weightings of the fund’s investments among each sector strategy at least quarterly, but may do so more often in response to market conditions.

                                                                                                                                                                                      6116STK1015